UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 11, 2010

VCG HOLDING CORP.
__________________________________________
(Exact name of registrant as specified in its charter)

Colorado	001-32208	841157022
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

390 UNION BLVD, SUITE 540, LAKEWOOD, Colorado		80228
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	303-934-2424

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 11, 2010, Ms. Courtney Cowgill resigned as the Chief Financial Officer of VCG Holding Corp. (the "Company"). The Company is conducting a search for a Chief Financial Officer and has engaged a financial consultant on an interim basis. Ms. Cowgill will be available to assist the Company with its financial reporting requirements, as needed.

A copy of the Company’s press release announcing Ms. Cowgill’s resignation is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit No. Description

99.1 Press Release dated June 14, 2010

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VCG HOLDING CORP.

June 14, 2010	By:	Troy Lowrie

Name: Troy Lowrie
Title: Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated June 14, 2010